Item 1: Report to Shareholders

Inflation Protected Bond Fund	November 30, 2005

The views and opinions in this report were current as of November 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Investors in Treasury inflation-protected securities (TIPS) experienced slight losses in the six-month period ended November 30, 2005, but posted modest returns over the past 12 months. Rising short-term interest rates, moderate core inflation, and the continuing decline in long-term rates combined to create crosscurrents that dampened TIPS returns since the end of May. As long as the market believes that the future rate of inflation will be tame and long-term interest rates remain low relative to short-term rates, returns on TIPS are likely to remain modest at best.

ECONOMY AND INTEREST RATES

Despite the late-summer spike in energy prices, the fundamental economic backdrop for the TIPS market has not changed dramatically over the past six months. The U.S. economy grew at a steady rate, and core inflation (which excludes volatile energy and food prices)—currently hovering at about 2%—has remained benign. The Federal Reserve has continued its steady and transparent tightening policy of raising the official overnight lending rate by 25 basis points (0.25%) at each Federal Open Market Committee meeting since June 2004. As of December 13, the federal funds rate was 4.25%, or 325 basis points above the low of 1% it reached in 2003–2004. Although the Fed had not given any official indication of ending is current tightening policy, markets are interpreting the December 13 post-meeting statement to mean that that the Fed will stop raising short-term rates sometime in 2006.

Consumer spending, supported by a brisk rise in income, continues to fuel the economy. The data suggest that the economy has safely weathered the combined forces of several hurricanes that devastated wide swaths of the southern U.S. Indeed, third-quarter economic growth was measured at an impressive 4.3%, stronger than most observers had expected, and unemployment stood at 5.0% at the end of November. Fed Chairman Alan Greenspan, who leaves office in January and will be replaced by Benjamin S. Bernanke, raised a red flag in November when he warned Congress that the country could face “serious economic disruptions” if the federal government does not reduce its bloated budget deficits.

THE FED’S ROLE AND WHAT IT MEANS TO YOU

After the January 31, 2006, Federal Open Market Committee (FOMC) meeting, Chairman Alan Greenspan will retire. His successor will be Ben S. Bernanke, currently the chairman of President Bush’s Council of Economic Advisers, and former Fed governor and Princeton professor. Mary Miller, director of T. Rowe Price’s Fixed Income Division, says, “For 18 years Alan Greenspan has been a steady hand at the Fed’s helm, guiding us through volatile financial markets and geopolitical events with sound reasoning and long-term perspective. His inflation-fighting resolve has structurally lowered inflation expectations, leading to milder business cycles and greater prosperity.”

Why should you care about the Fed’s moves or Greenspan’s successor? The short answer is the central bank’s actions—including setting monetary policy and overseeing the integrity of the banking system—impact mortgage rates, credit card costs, and fixed-income yields. At the most visible level, the Fed raises short-term interest rates to curb inflation when the economy is growing quickly and lowers them when it wants to stimulate economic growth. The chart below shows the FOMC systematically lowering rates in 2001 as the economy slipped into recession following the implosion of the dot-com bubble. Once the economy gained traction, the Fed started raising the fed funds rate. The stairstep increases from mid-2004 to date have had the desired effect of slowing GDP growth while keeping inflation from accelerating. Most credit-market experts correctly anticipated the December 13 rate increase and expect another quarter-point rate hike at the January 31 FOMC meeting.

Miller thinks that Bernanke’s monetary policy should dovetail seamlessly with Greenspan’s. In his statement to the Senate Banking Committee, Bernanke affirmed, “under Greenspan, monetary policy has become increasingly transparent to the public and financial markets, a trend I strongly support.” This focus, in Miller’s view, is a positive for credit-market stability. She added, “The incoming chairman’s pledge to target the inflation level he considers consistent with long-term price stability is not a departure from present practices and should continue to benefit fixed-income investors.”

The gap in yields between bonds with short and long maturities tightened further. At the end of November, the yield differential between two- and five-year Treasuries had completely evaporated, and 30-year Treasury yields were just 28 basis points higher than five-year Treasuries. (Prices and yields move in opposite directions.) Real (inflation-adjusted) yields on 5- and 30-year TIPS experienced a similar compression. The result is that the yield curve, a graphical depiction of the relationship among bonds with varying maturities, has been flattening since the Fed began raising short-term rates in June 2004.

MARKET NEWS

The supply of TIPS has increased significantly, with more than $80 billion of securities issued during the federal government’s fiscal year that ended in September. The increase in frequency and size of these issues added technical pressure to the TIPS market. However, TIPS market fundamentals painted a mixed picture. Higher headline inflation, particularly in energy prices brought on by the devastation from hurricanes Katrina and Rita, was a positive surprise that boosted September’s Consumer Price Index 1.2%. TIPS investors benefited from this spike as it filtered through the inflation accretion component of the return. By October, the headline inflation rate had reverted toward its earlier trend, and as energy prices retreat, the market anticipates further downward adjustments.

The Fed campaign of raising short-term interest rates was another factor that dampened the market’s enthusiasm for inflation protection. Its transparent and established campaign has offered few surprises and has affected the market’s inflation expectations, an important component embedded in TIPS valuations. Given lack of movement in long-term interest rates during the Fed’s tightening cycle, it appears that the market believes that the Fed, through its disciplined monetary policy, will be able to maintain core inflation at a low level. As a result, there has been considerable pressure on the real interest rate—the difference between the nominal rate on a Treasury security and the expected rate of inflation. As inflation expectations fall, the real rates on TIPS have increased more than the real rates on comparable Treasuries, which has depressed TIPS prices. In the last six months, the real rate on five-year TIPS has increased 83 basis points (100 basis points equals 1%) but the real rate on a comparable Treasury has increased only 67 basis points. As a result, the price, not including the inflation accretion, of the five-year TIPS note fell more than the Treasury of comparable maturity, which helps explain why TIPS have struggled to deliver strong relative performance.

In addition, the market anticipates that economic growth will slow next year. Slower growth and a stronger dollar have lessened concerns that consumer price increases might gain momentum. These factors have somewhat diminished demand for TIPS.

PERFORMANCE AND STRATEGY

Your fund returned -0.95% in the last six months and 2.84% for the 12-month period ended November 30, 2005. As shown in the table, the fund lagged the unmanaged Lehman Brothers U.S. Treasury U.S. TIPS Index in both periods. The fund slightly outperformed its peer group, as measured by the Lipper Treasury Inflation Protected Securities Funds Average, in both periods.

The fund’s performance reflects a loss of $0.18 in net asset value (NAV) over the past six months that was partially offset by dividend income of $0.07. For the 12-month period, the fund’s NAV decreased $0.06, dividend income totaled $0.14, and the fund paid out short-term capital gains of $0.23.

Like many, we have been surprised at the relative stability of long-term Treasury yields since the Fed began tightening in 2004. The Fed’s determination to remove an accommodative interest rate policy has likewise kept us nervous about the sustainability of low real yields, particularly for TIPS with shorter maturities, where the month-to-month CPI variations have the most impact. Higher energy prices flowed through to headline prices, causing the nonseasonally adjusted CPI to post a more than 3% annualized rate for the six-month period. This higher rate of inflation helped cushion the effect of lower bond prices that resulted from the higher real interest rates.

The fund’s performance over the past six-month and one-year periods reflects our defensive outlook. In this environment, we maintained a shorter duration than the fund’s benchmark to limit interest rate sensitivity. We favored 10-year maturities rather than shorter-term maturities, but our positioning met with mixed results over the six-month reporting period. A modest allocation of mortgage-backed securities failed to deliver the needed punch, and corporate-linked securities, which incorporate a relatively smooth year-over-year inflation measure, have yet to fully realize the September CPI spike. The strong U.S. dollar has limited the fund’s opportunities to venture into unhedged non-U.S. inflation-linked markets.

OUTLOOK

Despite the 325-basis-point increase in the fed funds rate since June 2004, the economy continues to create jobs and absorb capacity. As these overnight lending rates approach a “neutral” zone and with Ben Bernanke replacing Alan Greenspan as chairman of the Federal Reserve next February, the market is speculating on how much further the Fed will raise rates. Our view is that the fed funds rate will likely rise to 4.75% by the end of March.

Elevated inflation concerns, driven by solid economic growth and firm commodity prices, have other central banks on alert. The U.S., the E.U., Canada, and possibly Japan will most likely maintain or initiate restrictive monetary policies next year. As we have seen in the U.S., the timely implementation of such policies can dampen long-term inflation expectations around the globe.

The recent strength in the U.S. dollar also factors into the outlook for inflation-linked bonds. It limits opportunities for your fund to participate successfully in unhedged foreign inflation-linked markets. The strong U.S. dollar also contributes to lower domestic prices, as it reduces the cost of imported goods.

These factors may present challenges for both the fixed-rate Treasury and TIPS markets. Nevertheless, the longer-term case for TIPS and inflation protection continues to be strong. Higher real yields in TIPS are improving overall valuations, particularly when compared with inflation-linked securities outside the U.S. Euro zone real yields, for example, are approximately 100 basis points lower than those in the U.S. TIPS real yields are approaching the higher end of a three-year range. As we have discussed in the past, owning inflation protected securities remains appealing in light of the uncertainty surrounding the energy markets, loose fiscal policies, and the current geopolitical environment. Although inflation expectations are greatly reduced from their highest levels in the late summer, the future path of consumer prices remains uncertain. Firm commodity prices, including gold prices that now exceed $500 an ounce, also support the case that underlying price pressures remain skewed upward.

Respectfully submitted,

Daniel Shackelford

Chairman of the fund’s Investment Advisory Committee

December 16, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers U.S. Treasury U.S. TIPS Index: An unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed-income security. Real interest rate: A fixed-income security’s rate of interest after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments (1)

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 98.1%		
U.S. Government Agency Obligations ± 0.7%		
Federal National Mortgage Assn., VR, 3.07%, 2/17/09	750	730
		730
U.S. Treasury Obligations 97.4%		
U.S. Treasury Inflation-Indexed Bonds		
2.375%, 1/15/25	12,254	12,622
3.375%, 4/15/32	1,623	2,050
3.875%, 4/15/29	9,199	12,098
U.S. Treasury Inflation-Indexed Notes		
0.875%, 4/15/10	9,126	8,671
1.625%, 1/15/15	10,511	10,076
1.875%, 7/15/13 - 7/15/15	10,396	10,217
2.00%, 1/15 - 7/15/14	16,101	15,941
3.00%, 7/15/12	7,201	7,602
3.375%, 1/15/07	4,139	4,176
3.50%, 1/15/11	4,453	4,762
3.625%, 1/15/08	8,297	8,542
3.875%, 1/15/09	3,877	4,086
4.25%, 1/15/10	2,534	2,753
		103,596
Total U.S. Government & Agency Obligations (Excluding Mortgage-Backed) (Cost $105,636)		104,326
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.5%		
U.S. Government Obligations 0.5%		
Government National Mortgage Assn.		
4.50%, 5/15 - 12/15/18	542	529
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $552)		529
CORPORATE BONDS AND NOTES 0.1%		
Finance and Credit 0.1%		
SLM Corporation, VR, 4.29%, 4/1/09	150	145
Total Corporate Bonds and Notes (Cost $150)		145

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 11/30/05
Investment Income (Loss)	
Income	
Interest	$ 3,622
Dividend	13
Total income	3,635
Expenses	
Investment management	189
Shareholder servicing	98
Custody and accounting	52
Registration	23
Prospectus and shareholder reports	15
Legal and audit	9
Directors	3
Proxy and annual meeting	1
Miscellaneous	3
Reductions of fees and expenses	
Investment management fees waived	(130)
Total expenses	263
Net investment income	3,372
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(110)
Futures	4
Foreign currency transactions	19
Net realized loss	(87)
Change in net unrealized gain (loss)	
Securities	(4,287)
Futures	3
Other assets and liabilities denominated in foreign currencies	(19)
Change in net unrealized loss	(4,303)
Net realized and unrealized loss	(4,390)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (1,018)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date.

Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Forward Currency Exchange Contracts During the six months ended November 30, 2005, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the six months ended November 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risk arise from possible illiquidity of the options market and from movements in underlying futures prices.

Other There were no purchases and sales of portfolio securities other than short-term and U.S. government securities for the six months ended November 30, 2005. Purchases and sales of U.S. government securities aggregated $9,377,000 and $5,346,000, respectively, for the six months ended November 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2005, the fund had $28,000 of unused capital loss carryforwards that expire in fiscal 2013.

At November 30, 2005, the cost of investments for federal income tax purposes was $106,598,000. Net unrealized loss aggregated $1,338,000 at period-end, of which $693,000 related to appreciated investments and $2,031,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2008. Pursuant to this agreement, at November 30, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $708,000 remain subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2005, expenses incurred pursuant to these service agreements were $42,000 for Price Associates, $48,000 for T. Rowe Price Services, Inc., and $26,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended November 30, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $13,000, and the value of shares of the T. Rowe Price Reserve Funds held at November 30, 2005 and May 31, 2005 was $260,000 and $782,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 13, 2006